UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): January 27, 2017

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Retention Plan

On January 27, 2017, the Board of Directors (the “Board”) of Diamond Offshore Drilling, Inc. (the “Company”) adopted an executive retention plan (the “Retention Plan”) upon the recommendation of the Compensation Committee of the Board (the “Committee”). The Committee has awarded retention payments under the Retention Plan to three Company executives designated by the Committee. The Retention Plan and the retention agreement (“Retention Agreement”) between each such executive and the Company provide that the Company will pay each such executive (a) a 2018 Retention Payment if such executive remains actively employed in Good Standing in accordance with the Retention Plan through January 1, 2018 and further through the payment of the 2018 Retention Payment and (b) a 2019 Retention Payment if such executive remains actively employed in Good Standing in accordance with the Retention Plan through January 1, 2019 and further through the payment of the 2019 Retention Payment. The Retention Plan provides that an executive will be deemed to be in “Good Standing” if he or she (i) has remained actively employed by the Company and/or its subsidiary from the date of his or her Retention Agreement through the payment date, not on a leave of any kind (other than a legally protected leave) and not subject to any performance improvement plan and (ii) has remained at all times in full compliance with all agreements between him or her and the Company and/or its subsidiaries and all policies of the Company and/or its subsidiaries. If earned, the 2018 Retention Payment will be paid in a lump sum in cash on or before March 1, 2018 and the 2019 Retention Payment will be paid in a lump sum in cash on or before March 1, 2019.

Retention Payments

The Committee awarded each executive named below a 2018 Retention Payment and a 2019 Retention Payment in the respective amounts set forth below, in each case on the terms and subject to the conditions of the Retention Plan and such executive’s Retention Agreement:

Executive	2018 Retention Payment	2019 Retention Payment
Marc Edwards	$1,500,000	$1,500,000
Ronald Woll	$750,000	$750,000
Kelly Youngblood	$440,000	$440,000

The foregoing description of the Retention Plan and Retention Agreements does not purport to be complete and is qualified in its entirety by the full text of the Retention Plan and form of Retention Agreement, copies of which are filed as Exhibits 10.1 and 10.2 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit number	Description

10.1	Diamond Offshore Executive Retention Plan

10.2	Form of Retention Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2017	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and Secretary

4